Stream Global Services Corporate Presentation January 2009 Confidential Exhibit 99.1

Safe Harbor/Forward Looking Statements
This Presentation contains forward-looking statements that involve substantial risks and uncertainties.
Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the
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discussed throughout this Presentation and incorporated by reference in this
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emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in our latest filings with the Securities and Exchange Commission, including our 10Q.
We assume no obligation to update the information in this communication, except as otherwise required by law. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
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Stream Global Services Overview
15+ years of experience in BPO outsourcing
services – high end technical support
Experienced and proven executive team
15,000 employees in 18 countries - 32 solution
centers – multi shore strategy
Strong double digit revenue growth year over year
since 2004 - $600 million plus estimated for 2009
World class client base in technology, software
and communications segments
Managing 65+ million customer contacts a year
for 80+ clients
Well funded sponsorship from Ares Management
LLC – $30 billion under management

Our Vision, Mission, Values
Our Vision
Our vision is to be the leading integrated, global BPO solutions provider by enriching our clients’ value propositions.
Our Mission
Our mission is to provide innovative service solutions to our clients to create maximum value for their customers
Our Core Values
Integrity and honesty
Passion for our clients’ success
Relentless pursuit of service excellence
Innovation across our business practices and client services
Commitment to provide personal growth and leadership opportunities
Accountability to create value for our employees, clients, partners and shareholders

Our Vision: Build a Fully Integrated BPO Company
BPO Service Cycle
Integrated BPO Model Servicing Fortune 1000 clients both on-shore and off-shore using state-of-the-art technology
World class clients in technology, software, telecommunications, healthcare, government and education sectors
Global service location footprint – North America, Europe, India, China, the Philippines, Latin America and South America
Credit and collections
Billing services
Data analytics
Reporting services
Lead generation
Web portal mgmt
Up-selling services
Customer retention
Customer care
Warranty services
Technical support
SaaS/Portals
Claims management
Health benefit admin
Payroll mgmt
EMR database
Transcription and
interpretation
IVR technology
Hosting
Finance and
Accounting
Sales and Marketing CRM HR and Support
Information
and language services
Common Technology Infrastructure with Specific Software Applications

Transactions at a Glance
SGSI acquired Stream for $200 million on July 31, 2008 - $140 million paid in cash and $60 million of assumed debt.
SGSI issued $150 million of convertible preferred stock to Ares Corporate
Opportunities Fund II LP (“Ares”) on August 7, 2008 at a conversion price of $6.00 per common share convertible into 25 million common shares.
SGSI completed a self-tender offer on September 5, 2008 for 20.7 million shares of common stock at $8.00 per common share and re-purchased
9.2mm shares on July 31, 2008 as a result of exercise of dissenter rights on the close of Stream.
PNC Bank provided a borrowing facility of up to $108 million on July 31,
2008
SGSI three largest stockholders are Ares, Murray and Brookside/Bain

CRM Industry Growth
IDC:
o
Expects the market to grow to $95 billion by 2012 ~ @
11.5% CAGR
84% Customer service market
= Customer interaction services; remainder is
o
Fulfillment / logistics
o
Technology hosting
o
Consulting services
Worldwide Customer Care Services Revenue by Service, 2007-2012
($mm)
2007 2008 2009 2010 2011 2012 CAGR
Customer service
24,000 $           25,345 $           29,351 $           32,123 $           36,050 $           38,600 $           10.0%
Sales
16,300 19,155 22,000 24,100 28,100 31,010 13.7
Marketing
6,600 7,400 8,300 9,700 10,600 11,010 10.8
Technical support
8,400 9,325 10,224 11,202 12,450 14,505 11.5
Total Outsourcing
55,300 $           61,225 $           69,875 $           77,125 $           87,200 $           95,125 $           11.5%

Sales/RevGen
Presales
After-market sales
Promotions
Lead generation
Order fulfillment/status
Customer Lifecycle Services
Inbound/Outbound
Retention
Saves
Win backs
Cross sell/upsell
Voice/E-mail/Chat
Technical Support
Product installation
Troubleshooting
Configuration
Escalations
Software upgrades
Fee-based support
Subscriptions
Warranty/repair
Customer Service
Billing/activations
Call director
Credit and collections
Call reception
Complaints
Help desk

Experienced Executive Team
Bob Mercer Chief Information Officer Stream, Software Spectrum
Title Executive  Prior Experience
Laurie Brashear SVP Human Resources Stream, Software Spectrum
Chairman of the Board and Chief Executive Officer
3Com, Modus, Stream, TLC Scott Murray
EVP Sales & Marketing 3Com, Modus, Stream, CVG, IBM Bob Dechant
SVP Operations, Americas Circuit City, Stream, CVG, Gateway Jeff Bishop
SVP Operations, Europe Stream, Sitel, Sykes Harry Jackson
EVP, Chief Financial Officer PolyMedica/Liberty Medical, PWC Stephen Farrell
EVP, Chief Legal and Administrative Officer Abiomed, Modus Sheila Flaherty

Current Stream Americas sites
Q1 2009
Expected to grow to 40 service centers in 24 countries by 2010
Chilliwack, BC
Beaverton, OR
Dallas, TX
Tampa, FL
La Coruña, SP
Velizy, France
Dublin, IR
Derry, UK
Belleville, ON
Cape Breton, NS
Watertown, NY
Sergeant Bluff, IA
San José, CR
Santo Domingo, DR
Sao Paolo, Brazil
Ghana, Africa
Milan, IT
Cagliari, IT
Dalian, China
Japan
Argentina
Angers, FR
Russia
Sofia, BU
Berlin, GE
Szczecin, PO
Helsingborg, SW
Amsterdam, NL
Tunis, TUN #3
Tunis, TUN
Thailand
Mumbai, IN
Manila. PH
Cairo, EG
San Salvador, ES
2009-2010
CALA #5
Shanghai, China
Shenzhen, China
US 2    Tier New
Current Stream EMEA sites
Stream SmartShore Model
Edmundston, NB
London, ON
nd

Industries Served as a % of Revenue

High quality Fortune 1000 clients

Global clients in multiple Stream locations with multiple product families

80+ clients, 300+ distinct programs

Top rated CSAT scores across the board

Stream’s World Class Client Portfolio
Communications
Broad Band   27%
Computing & Hardware    32%
Software 16%
Media  13%
Consumer
Electronics  8%
Diverse / Long-term Client Relationships
Percent of Length of # of
Customer 2008E Revenue Relationship Programs
Customer 1 15% 13 Yrs 32
Customer 2 14% 4 Yrs 12
Customer 3 12% 11 Yrs 26
Customer 4 11% 8 Yrs 2
Customer 5 5% 8 Yrs 7
Customer 6 5% 16 Yrs 14
Customer 7 4% 10 Yrs 3
Customer 8 3% 11 Yrs 2
Customer 9 2% New 1
Customer 10 2% 3 Yrs 4
All Others 28%
Total 100%

Financial Forecast
(in thousands of $) 2008E 2009B
Total Revenue 522,000 613,0000
Cost of Sales 330,000 360,000
Gross Margin 192,000 253,000
GM % 36.8% 41.3%
SG&A Expenses 162,000 203,000
EBITDA $     30,000 $     50,000
EBITDA% 5.7% 8.2%

Balance sheets
(in thousands$)
* SHC only
*Dec. 31
2007
*March 31,
2008
*June 30,
2008
Sept 30,
2008
Cash $  12,577 $   10,591 $  15,096 $    31,465
Accounts receivable 115,794 115,594 106,372 100,044
Other current 10,539 20,908 10,623 10,219
Total current assets 138,914 147,497 132,091 141,728
PP&E 36,656 36,082 35,289 39,596
Goodwill, def taxes and
intangible assets
17,846 16,800 16,804 149,257
Total Assets $193,416 $200,447 $ 184,184 $ 330,571
Current liabilities $  71,593 $  74,286 $  79,109 $   79,540
Long-term liabilities 114,011 126,640 118,982 99,792
Preferred stock &
stockholders equity
7,352 (479) (5,204) 151,239
SH equity and Liabilities $193,416 $200,447 $184,184 $ 330,571

Capital Structure
As at September 30, 2008
Shares outstanding 34,500,000 common share
equiv
Warrants – 38,750,000
exercisable at $6.00 each
Ares – 25,000,000 (pref)
Founders 8,000,000
Bain/Brookside 1,250,000
Public shares – 250,000
Debt - revolver $100,000,000 Drawn - $60,000,000
Debt - term $7,800,000
Capital Leases $7,200,000
Cash $31,000,000

Stream Margin Opportunities
Comparing Stream’s margins to Sykes, Teletech and
WNS Holdings highlights the opportunity for significant
margin improvement
We will seek to bring Stream margins in-line with the industry through establishing more high margin off-shore centers, improving
SG&A and achieving operating leverage
Stream Sykes Teletech WNS
Revenue $  522 million $  845 million $  1.33 billion $  291 million
Adjusted EBITDA Margin % 6% 12% 13% 15%
Stream Equivalent Margin Opportunity $31 $37 $47
2008 Adjusted EBITDA

Plan to Improve Stream’s Earnings in 2009
Leverage executive expertise - re-assemble management team
and leverage client relationships
Improve leverage of technology and SG&A – move off-shore and use tools for E-learning/training and work force management
Strengthen gross margins through higher utilization, service center management techniques, staffing model innovation etc.
Build out high margin off-shore service locations (i.e. Philippines)
and new geographies in areas such as South and Latin America
Invest in sales and marketing initiatives across the company –
rebuild the business management team and sales leadership – sell new logos
Introduce/expand service offerings – claims management, web
portals, data hosting, collections services, language interpretation and translation, etc.

Strategic Initiatives – 2009 and beyond
1. Expand Organic Revenue Growth
2. Optimize our Global Footprint – including on-shore and off-shore models
3. Continue to Diversify Client Revenue Concentration – new logos
4. Increase the Percentage of Business from Emerging Markets
5. Develop and Continue to Implement BPO New Service Offerings
6. Build and Implement Global Technology Road Map
7. Build our Employee Talent Base and Create Broad Succession Planning
8. Leverage our Technology and SG&A to Continue to Increase Operating
Efficiencies

Potential Business Opportunities
Mergers and Acquisitions - consolidate the industry
Purchase smaller technology BPO players and/or seed companies to scale new service lines
Purchase existing captive operating businesses
Joint Venture opportunities in emerging markets
Technology investments – improve efficiency of operations
Green field new geographies – Philippines, India, Brazil, Russia, SA
Green field new service solutions – credit and collections, home-
shoring, self-help, language interpretation, sales

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